UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2018 (October 15, 2018)

GRAF INDUSTRIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38703	83-1138508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Vintage Park Blvd., Suite W-222

Houston, Texas 77070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 515-3517

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 18, 2018, Graf Industrial Corp. (the “Company”) consummated its initial public offering (“IPO”) of 22,500,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one-half of one share of common stock for $11.50 per share, provided that if the Company has not consummated its initial business combination within 15 months of the closing of the IPO, each whole Warrant will entitle the holder thereof to purchase three-quarters of one share of common stock for $11.50 per share, subject to adjustment in either case. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $225,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-227396) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 18, 2018 and amended by Amendment No. 1 to the Registration Statement, filed with the Commission on October 9, 2018, Amendment No. 2 to the Registration Statement, filed with the Commission on October 10, 2018 and Amendment No. 3 to the Registration Statement, filed with the Commission on October 15, 2018 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated October 15, 2018, by and among the Company and EarlyBirdCapital, Inc., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Business Combination Marketing Agreement (the “BCMA”), dated October 15, 2018, by and among the Company, EarlyBirdCapital, Inc. and Oppenheimer & Co. Inc., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated October 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated October 15, 2018 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Company’s sponsor, Graf Acquisition LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated October 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated October 15, 2018, by and between the Company, the Sponsor and the Company’s independent directors, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated October 9, 2018, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated October 15, 2018, by and between the Company and PSI Capital Inc., a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, dated October 15, 2018, the Company completed the private sale of 13,400,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $0.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,700,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Pursuant to the BCMA, upon consummation of an initial business combination, the Company will issue 150,000 shares of Common Stock to EarlyBirdCapital, Inc. and/or its designees as compensation for advisory services. The issuance will be made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2018, in connection with the IPO, Michael Dee, Keith W. Abell, Sabrina McKee and Kevin Starke were appointed to the board of directors of the Company (the “Board”). Mr. Abell and Ms. McKee are independent directors. Effective October 15, 2018, Messrs. Abell and Starke and Ms. McKee were also appointed to the Board’s Compensation Committee, with Ms. McKee serving as chair of the Compensation Committee; Mr. Abell and Ms. McKee were appointed to the Board’s Nominating and Corporate Governance Committee, with Ms. McKee serving as chair of the Nominating and Corporate Governance Committee; and Messrs. Dee and Abell and Ms. McKee were appointed to the Board’s Audit Committee, with Mr. Abell serving as chair of the Audit Committee.

Following the appointment of Messrs. Dee, Abell and Starke and Ms. McKee, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Ms. McKee and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Messrs. Abell and Starke and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of James A. Graf and Mr. Dee and will expire at the Company’s third annual meeting of stockholders.

On October 15, 2018, in connection with their appointments to the Board, the directors entered into the Letter Agreement as well as indemnity agreements with the Company in the forms previously filed as Exhibits 10.1 and 10.7 to the Registration Statement.

Prior to the IPO, on October 9, 2018, the Sponsor transferred 25,000 shares of Common Stock to each of Mr. Abell and Ms. McKee at a purchase price of $0.0004 per share.

The Company’s Amended Charter (as defined below) provides that, prior to the consummation of an initial business combination, OC Opportunities Fund II, L.P. has the right to designate a director to serve on the Board (the “Owl Creek Designee”). Mr. Starke is the current Owl Creek Designee.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.7 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 15, 2018, in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $225,000,000, comprised of $220,500,000 of the proceeds from the IPO (which amount includes $7,875,000 payable to EarlyBirdCapital and Oppenheimer & Co. Inc. (or, at the Company’s discretion, other FINRA members) pursuant to the BCMA, and $4,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or to provide for redemption in connection with a business combination and (iii) the redemption of 100% of its public shares if the Company is unable to complete an initial business combination within the required time frame (subject to the requirements of applicable law).

On October 15, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 15, 2018, by and among the Company and EarlyBirdCapital, Inc., as representative of the several underwriters.
1.2	Business Combination Marketing Agreement, dated October 15, 2018, by and among the Company, EarlyBirdCapital, Inc. and Oppenheimer & Co. Inc.
3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated October 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 15, 2018, by and among the Company, its officers, its directors and Graf Acquisition LLC.
10.2	Investment Management Trust Agreement, dated October 15, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 15, 2018, by and between the Company, Graf Acquisition LLC and the Company’s independent directors.
10.4	Private Placement Warrants Purchase Agreement, dated October 9, 2018, by and between the Company and Graf Acquisition LLC (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A filed with the Commission on October 9, 2018 (File No. 333-227396)).
10.5	Administrative Support Agreement, dated October 15, 2018, by and among the Company and PSI Capital Inc.
99.1	Press Release, dated October 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF INDUSTRIAL CORP.

	By:	/s/ James A. Graf
Name: James A. Graf
Title: Chief Executive Officer

Dated: October 18, 2018